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                                                                    EXHIBIT 10.7
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                              Employment Agreement


                                       of

                         _____________________________


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                              EMPLOYMENT AGREEMENT

              This Employment Agreement (the "Agreement") is made and entered
into as of the day of         , by and between WEIDER NUTRITION INTERNATIONAL,
INC., a Delaware corporation (the "Corporation"), and an individual (the "Employee").

                                    RECITALS

              WHEREAS, it is deemed to be in the best interests of the Corporation and the Employee that the Employee be employed by the Corporation under and in accordance with the terms and conditions set forth in this Agreement; and

              WHEREAS, the Employee is willing to be employed by the Corporation in accordance with and subject to the terms and conditions set forth in this Agreement;

              NOW, THEREFORE, to that end and in consideration of the premises, covenants and agreements set forth below, and the mutual benefits to be derived from this Agreement, the parties to this Agreement covenant and agree as follows:

                                      TERMS

               1. Nature of Services; Employment; Employment Evaluations. In accordance with and pursuant to this Agreement:

                    (a) The Employee shall be employed as the          and shall
               perform reasonable services as may, from time to time, be prescribed and directed by the President, the Chief Operating Officer, or the Board of Directors of the Corporation. The Employee hereby accepts such employment and agrees to perform such duties and undertake such responsibilities as are customarily performed by others holding positions similar to that assigned to the Employee in similar businesses, subject to the general and customary supervision of the Corporation's President, Chief Operating Officer, or Board of Directors. Notwithstanding anything contained herein to the contrary, the position and duties of the Employee shall be as from time to time designated by the President, Chief Operating Officer, or the Board of Directors.

                    (b) The Corporation hereby employs the Employee for the term
               (or any successive term) specified in this Agreement (the
               "Term").

                    (c) The Employee agrees that he shall, during the Term,
               serve the Corporation fully, diligently and competently, and to the best of his ability, experience and talent, in conformity with the policies of the Corporation, as adopted from time to time.

                    (d) In performing the duties and fulfilling the
               responsibilities to be performed and fulfilled by the Employee hereunder, the Employee shall be provided by the Corporation with reasonable facilities, services, and support.

                    (e) The Employee agrees, during the Term, to devote his best efforts on a full-time basis to the performance of his duties hereunder and, consistent therewith, the Employee shall not, without the prior written consent of the Corporation, directly or indirectly, render

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               services of a business, professional or commercial nature to or for himself or any other person, firm or entity, which engages in any other business or activity, whether or not competitive with that of the Corporation or any affiliate of the Corporation, except as otherwise approved by the Corporation.

                    (f) On or about the 31st day of May, and on or about the 31st day of each May thereafter during the term of this Agreement, the Corporation shall evaluate the performance of the Employee under and consistent with this Agreement and, in that connection, meet with and discuss any such performance evaluation and the services of the Employee under this Agreement with the Employee.

               2.   Duration of Employment; Termination of Agreement. The
Employee's employment under this Agreement shall commence as of          , and
shall continue through the          (the "Term"), after which this Agreement
shall continue on the same terms and conditions on a month-to-month basis until otherwise renewed or terminated as set forth below.

               This Agreement and the Employee's employment with the Corporation shall be terminated upon the happening of any of the following events:

                    (a) The death or "incapacity" (as defined below) of the Employee;

                    (b) Ninety (90) days following the Employee's written resignation as an employee of the Corporation under and pursuant to this Agreement;

                    (c) By either party upon default by the other party in the performance of any covenant, agreement, warranty, obligation, or condition under this Agreement, if such default is not cured within thirty (30) days after written notice thereof;

                    (d) At any time during the term of this Agreement, with the prior written consent of the other party;

                    (e) In the event of the dissolution or liquidation of the Corporation, at the end of the calendar month during which such liquidation or termination is effected;

                    (f) Upon fifteen (15) days written notice from the Corporation, for "cause" as follows:

                         (i) if the Employee has been convicted of, or pleads
                    guilty or nolo contendere to, a felony or a crime involving moral turpitude, in which case the Corporation may terminate such Employee's employment immediately upon the occurrence of such conviction or plea; or

                         (ii) if, as determined in the reasonable judgment of
                    the Board of Directors, the Employee has (A) engaged in fraudulent misconduct with respect to the Corporation, or
                    (B) engaged in theft of Corporation assets; or

                         (iii) if, as determined in the reasonable judgment of
                    the Board of Directors, the Employee has committed any material breach of his obligations, covenants, agreements, or warranties under this Agreement; or


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                         (iv) as determined in the reasonable judgment of the
                    Board of Directors, in the event of the repeated neglect, malfeasance, nonfeasance, or other conduct of the Employee in the performance of the services contemplated by this Agreement, any of which (in the reasonable judgment of the Board of Directors of the Corporation) is detrimental to the best interests of the Corporation; or

                         (v) if the Employee has a substance abuse problem which
                    materially impairs the Employee's ability to perform his functions hereunder.

                    (g) Following the Term, thirty (30) days following written notice from the Corporation to the Employee of the termination of this Agreement and the employment of the Employee by and with the Corporation.

               If (a) the Employee's employment shall be terminated by the Corporation while this Agreement is in effect for any reason other than (i) for "cause" (as defined above), (ii) the death of the Employee, (iii) the "incapacity" (as defined below) of the Employee, or (iv) pursuant to subparagraph 2(b)-(d), above, or (b) the Employee voluntarily terminates employment (i) following a change in position with the Corporation if the new position is not a "comparable" position (as defined below), or (ii) following a substantial breach of this Agreement by the Corporation, if the breach is not cured within thirty (30) days after written notice by the Employee to the Corporation, then the Corporation shall pay the Employee a severance benefit equal to one hundred percent (100%) of the Base Salary (as defined below) received by the Employee during the nine (9) month period immediately preceding the date of termination of the Employee's employment. Such amount shall be paid in eighteen (18) equal semi-monthly installments payable on or before the first and the sixteenth day of each calendar month following the date of the termination of employment and shall be paid regardless of whether the Employee is able to secure alternative employment; provided that such amount shall be reduced by the amount of any disability insurance payments received by the Employee during such period. In the event the Employee has not found employment at the end of the nine (9) month period during which the severance benefit has been paid, then and in such case, the Employee shall be entitled to an additional severance benefit of semi-monthly payments equal to those provided for above, for up to an additional three (3) months; provided, however, such additional severance benefit shall be paid only if the Employee continues to seek employment and advises Weider that he has not found employment prior to the expiration of the nine (9) month period following the termination of employment and prior to the 8th and 23rd days of each month thereafter and that Employee demonstrates to the satisfaction of the Corporation that Employee has continued to seek employment. If the Employee's employment shall be terminated by the Corporation while this Agreement is in effect due to the death of the Employee or the "incapacity" (as defined below) of the Employee, then the Corporation shall pay the Employee a severance benefit equal to fifty percent (50%) of the total compensation received by the Employee during the nine (9) month period immediately preceding the date of the termination of the Employee's employment. Such amount shall be paid in eighteen (18) equal semi-monthly installments payable on or before the first and the sixteenth day of each calendar month following the date of the termination of employment and shall be paid regardless of whether, in the case of the incapacity of the Employee, the Employee is able to secure alternative employment; provided that, as required by law, such amount shall be reduced by the amount of any disability insurance payments received by the Employee during such nine (9) month period or eliminated in the event of any such disability insurance payments.

                In the event the Employee should die before payment of all of the installments due hereunder, the remaining installments shall be paid to the Employee's designated beneficiary, if any, and otherwise to the Employee's estate. In the event that the Employee shall be entitled to a severance benefit hereunder, the Corporation shall continue to provide for a period of six (6) months from the date of the termination of employment medical, dental and life insurance coverage to the Employee at the same levels of coverage as in effect immediately prior to such date.




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                For purposes of this Agreement, "incapacity" shall mean that the
Employee is unable to perform his duties effectively for reasons such as mental illness, mental deficiency, physical illness or disability, or other related condition for a period of thirty (30) or more days. For purposes of this Agreement, if at any time a question arises as to the "incapacity" of the Employee, then the Corporation shall promptly employ three physicians who are members of the American Medical Association to examine the Employee and determine if by reason of sickness or injury he is unable to perform the major duties of his employment with the Corporation. In the event the Employee appears to have mental capacity to act on his own behalf, then one (1) of the three physicians employed by the Corporation for this purpose shall be a physician selected by the Corporation, one (1) shall be a physician selected by the Employee, and one (1) shall be a physician selected by the other two (2) physicians. The decision of the three (3) physicians shall be certified in writing to the Corporation, shall be sent by the Corporation to the Employee or his representative and shall be conclusive for purposes of this Agreement.

                For purposes of this Agreement, a change in position which is not a "comparable" position shall be deemed to include, without limitation, a situation in which the Employee is unable to exercise the authorities, powers, functions, or duties with the discretion customarily enjoyed by others holding positions similar to that assigned to the Employee in similar businesses. A position shall be deemed to be "comparable" if it is for the performance of similar duties, at an equal or greater rate of compensation, all as determined at the time of the change in position.

                Notwithstanding anything in this Agreement to the contrary, no more than sixty (60) days after the date of the Employee's termination causing payment of termination benefits, the Corporation shall calculate the amount of any "parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). If any part of the termination benefit provided pursuant to this Agreement would not be deductible due to the provisions of Section 280G of the Code, the termination benefit shall be reduced to the extent, but only to the extent, necessary so that the amount of the termination benefit provided hereunder will be deductible by the Corporation.

               3. Compensation. The Employee shall be entitled to compensation sensation for any and all services performed under this Agreement except as may be otherwise agreed to in writing, by the parties to this Agreement, from the
through the          of        per year, payable in semi-monthly installments,
in cash or cash equivalents in each month that this Agreement is in effect (the "Base Salary"), which Base Salary, in the event that this Agreement shall not be terminated, shall be reviewed at least annually and may be increased or decreased, consistent with generally salary increases or decreases, as the case may be, for the Corporation's executive employees or as appropriate in light of the performance of the Corporation and the Employee.

               4. Other Benefits, Bonus and Incentive Compensation. In addition to the Base Salary, the Employee shall be entitled to an annual bonus (in each case, the "Bonus"), payable within ninety (90) days of the end of each fiscal year of the Corporation, in the event that the Corporation achieves at least (__%) of the annual performance and profitability goal of the Corporation (as set forth and described in the attached Exhibit "A") (the "Annual Goal"), in an amount equal to ____% of the budgeted profits of the
Annual Goal (budgeted during the Term only at        ).

Within thirty (30) days of the end of each fiscal year of the Corporation, the Corporation shall determine the annual performance and profitability goal of the Corporation for the succeeding fiscal year of the Corporation, a copy of which shall be provided to the Employee and be deemed an integral part of this Agreement and incorporated herein by this reference. In the event that acquisitions outside the ordinary course of business are made, directly or indirectly, by the Corporation during the Term or any successive term of this Agreement, the Bonus shall be determined as if such acquisitions had not taken place or, alternatively, the Bonus shall be adjusted by the Corporation in its sole discretion.





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                In addition to the Base Salary and the Bonus, the Employee shall be entitled to receive all benefits (such as medical, dental, disability and life insurance, paid vacation, and retirement plan coverage) as are generally available from time to time for senior executives of the Corporation. The Employee shall be eligible to participate in any bonus, incentive compensation, stock option, performance unit or similar plans or programs as the Corporation may maintain for compensating senior executives at such levels of participation as the Corporation may determine in its reasonable discretion based upon the Employee's responsibilities and performance and, when applicable, the Corporation's past compensation practices.

                Except as specified above or as otherwise determined by the Corporation, the Employee shall not be entitled to any other or further compensation or benefits (including any insurance benefits) from the Corporation as a result of the services to be performed under this Agreement or otherwise. In the event of termination under this Agreement, all payments and benefits under this Agreement shall cease effective upon termination of employment hereunder.

               5. Proprietary Information. The Employee covenants to the Corporation, which covenants shall survive the expiration of the Term (or any successive term) of this Agreement, as follows:

                    (a) In the course of his service to the Corporation, the
               Employee may have access to confidential business documents or information, marketing data, marketing research data, confidential customer lists, and sources of supply and trade secrets, all of which are confidential and may be proprietary, owned or used by the Corporation. Such information shall hereinafter be called "Proprietary Information" and shall include any and all items enumerated in the preceding sentence and coming within the scope of the Corporation's business as to which the Employee may have access, whether conceived or developed by others or by the Employee alone or with others during the period of his service to the Corporation, whether or not conceived or developed during working hours. Proprietary Information shall not include any records, data, or information which are in the public domain during the period of service by the Employee or within the knowledge of the Employee on or before the date of this Agreement; provided that the same are not in the public domain as a consequence of disclosure directly or indirectly by the Employee in violation of this Agreement.

                    (b) The Employee shall not during the Term or thereafter use for his own benefit, or disclose, directly or indirectly, any Proprietary Information to any person other than the Corporation or authorized employees thereof at the time of such disclosure, or such other persons to whom the Employee has been specifically instructed in writing to make disclosure by the Corporation and in all such cases only to the extent required in the course of the Employee's service to the Corporation. At the termination of his employment, the Employee shall deliver to the Corporation all files, notes, letters, documents and records (whether written, electronic, or otherwise) which may contain Proprietary Information which are then in his possession or control and shall not retain or use any copies or summaries thereof.

                    (c) Proprietary Information is of critical importance to the
               Corporation and a violation of this Agreement would seriously and irreparably impair and damage the Corporation's business. The Employee shall keep all Proprietary Information as a fiduciary for the sole benefit of the Corporation.

          6. Restrictions on Activities of the Employee. The Corporation and the Employee further agree and the Employee covenants that, except in the event that the Employee's employment shall be terminated other than pursuant to paragraphs 2(a)-(g), above (unless otherwise agreed in writing, by the parties):





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                    (a) During the Term (or any successive term) and for a
               period of twenty-four (24) months following termination of employment as provided in this Paragraph 6, including without limitation expiration of the Term (or any successive term) of this Agreement, (collectively, the "Restricted Period"), and for and in consideration of the amounts paid and to be paid under this Agreement and otherwise, and except and to the extent and unless consented to and approved in writing by the Corporation, the Employee, directly or indirectly, for his own account or for the account of others, acting alone or as a member of a partnership or as an officer, holder of, or investor in as much as five percent (5%) of any security of any class, director, employee, consultant, representative, or trustee of any corporation, partnership, other business entity, or agency, from and/or within North America, shall not engage in businesses or operations substantially similar to those of the Corporation (collectively, the "Business") or disrupt, damage, impair, or interfere with the Corporation's Business, whether by way of interfering with or raiding its employees, disrupting its relationships with customers, agents, representatives of vendors, or otherwise. In the event that the description, length of time or geographic area set forth in this Paragraph is deemed too restrictive in any court proceeding, the court may reduce such restrictions to those which it deems reasonable under the circumstances, but may not otherwise modify the terms and conditions of this Agreement.

                    (b) During the Restricted Period, the Employee shall not,
               directly or indirectly, call upon, solicit, divert, or attempt to solicit or divert any of the customers or suppliers, or any of the business contacts of the Corporation, or hire or solicit any person who is or within the preceding twelve (12) months has been an employee of the Corporation.

                    (c) Nothing in this Paragraph shall be construed to prohibit the Employee from owning less than ten percent (10%) of the common stock or other investment securities of a public corporation which competes with the Corporation as long as neither the Employee nor any of his affiliates have any other involvement or association with such public corporation.

               7. Conflicts of Interest. The Employee shall not, during the Term (or any successive term of this Agreement) be engaged in any other business activity, whether or not such business activity is pursued for gain, profit or other pecuniary advantage, to the extent the same would reasonably affect the ability of the Employee to perform his obligations and duties hereunder and otherwise to and for the Corporation. Notwithstanding the prohibition contained in the preceding sentence, the Employee shall be entitled to sit on the boards of directors of companies if such activity is approved in writing by the Board. In the case of non-profit corporations or charities, such approvals shall not be unreasonably withheld but, in all other cases, the Board shall have sole discretion to grant, delay, or withhold approval, with or without conditions.

               The Employee shall not invest his personal assets in any business other than Non-Competing Businesses (as defined below). If the Employee purchases securities in any corporation whose securities are regularly traded in a recognized securities market, such purchase shall not result in his collectively owning beneficially at any the five percent (5%) or more of the equity securities of any corporation engaged in a business other than a Non-Competing Business (as defined below).

               The foregoing restrictions shall not apply to any investment of whatever extent the Employee may make in the shares of the Corporation or affiliates or of any successor company.

               For purposes of this Paragraph, "Non-Competing Businesses" shall mean all businesses other than those which:

               (a)  Compete with the Business of the Corporation;


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               (b)  Manufacture, sell, or distribute:

                    (i) Magazines or other publications concerning fitness and/or sporting goods; or

                    (ii) Nutritional supplements, including sports snacks,
               vitamins, minerals, drinks, energy bars, and healthy snacks.

               (c) Consist of any other business carried on in the future by the Corporation or its affiliates, during the course of the Employee's employment by the Corporation if the Employee is provided by the Corporation or its affiliates, in his capacity as employee, director, or officer of the Corporation or its affiliates, with confidential information concerning such business.

          Moreover, the Employee shall not knowingly assist any Relative (as defined below) with a view to permitting any investment to be made or activity to be engaged in by such Relative which the Employee is not permitted to make or be engaged in by this Paragraph. For purposes of this Agreement, the term "Relative" shall mean the Employee's spouse, parent, parents sibling, sibling, child, or sibling's child, the spouses of the foregoing and any other person who could be claimed as a dependent on the Employee's or a Relative's federal income tax returns and any corporation, partnership, or other entity controlled by the Employee or a Relative.

          If the Employee is or becomes a member of the Board of Directors, the Employee shall retire from and abstain from the discussion and vote at any meeting of the Board at which this Agreement or any default or matter arising therefrom is the subject of a discussion or a vote. In addition, the Employee shall:

               (d) Establish written procedures known to operating personnel of the Corporation to enable him to promptly bring to the attention of the President and Chief Operating Officer of the Corporation, any matter of which he is informed by such operating personnel or of which he otherwise has personal knowledge, and which requires the Corporation's decision or action where his own interests or those of a Relative of the Employee are involved and to abstain from taking such decision or action until the President, Chief Operating Officer or Board decides.

               (e) Be absent from and abstain from the discussion and vote at any meeting of the aforementioned Board where the subject matter being discussed and voted upon is any matter with which the Employee, or to his knowledge, any Relative of the Employee may have a conflict of interest.

          8. Remedies. It is specifically understood and agreed that any breach of the provisions of Paragraphs 5, 6 and 7 of this Agreement is likely to result in irreparable injury to the Corporation and that the remedy at law alone would be an inadequate remedy for such breach, and that in addition to any other remedy it may have, the Corporation shall be entitled to enforce the specific performance of this Agreement by the Employee and to seek both temporary and permanent injunctive relief (to the extent permitted by law) without the necessity of proving actual damages. The Corporation and the Employee recognize that the covenants contained herein constitute a restraint of future employment, business, and trade rights of the Employee and as such, is enforceable to the extent necessary to protect and preserve to the Corporation the valuable goodwill and proprietary rights of the Corporation as they now exist and as they may be developed in the future by the Employee and others on behalf of the Corporation. The Corporation and the Employee recognize that the business of the Corporation, and thus its protectable and valuable goodwill and proprietary rights, are not restricted to a single geographical area but extend to many different markets throughout the world. The Corporation and the Employee recognize that the products and services provided by the Corporation are international in scope, and therefore, the restrictive covenants reasonably cover the entire world. The restriction



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or restraint of the Employee's business activities are similarly limited in time to the expiration of three (3) years after the termination of the Employee's employment. Accordingly, the Corporation and the Employee agree that the restrictive covenant contained herein is limited to that which is necessary to protect the goodwill and propriety rights of the Corporation. The Employee agrees that the restrictions contained herein will not, in all likelihood, constitute a serious hardship in securing future employment. The Corporation agrees that in the event of an unexpected hardship to the Employee resulting from application of the provisions hereof, it will make every reasonable effort to minimize the inconvenience to the Employee as far as it is consistent with the protection of the goodwill and rights of the Corporation. However, the Employee agrees that the restrictions contained in Paragraphs 5, 6, and 7 of this Agreement will not, in all likelihood, constitute a serious hardship in securing future employment.

          9. Amendment and Modification; Extension. Notwithstanding any other provision of this Agreement, this Agreement may be amended or modified at any time by the Corporation and the Employee upon the mutual written agreement of the Corporation and the Employee.

          10. Miscellaneous. In addition to the foregoing, the parties to this Agreement agree as follows:

               (a) This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and amends and supersedes all prior and contemporaneous agreements, representations and understandings of the parties in relation to the Employee's employment. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

               (b) This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               (c) This Agreement shall be binding on, and shall inure to the benefit of the parties to it and their respective heirs, legal representatives, successors and assigns. Notwithstanding the preceding sentence, the Employee may not assign this Agreement or his rights under this Agreement, voluntarily, involuntarily, by operation of law or otherwise, without the prior written consent of the Corporation.

               (d) In the event that any provision of this Agreement shall be held invalid and unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

               (e) All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly delivered if delivered by facsimile, in person, by nationally recognized overnight courier service, or if sent by first class mail, postage prepaid:

                    (i) If to the Employee, to the Employee at such address as the Employee may designate, in writing and from time to time, to the Corporation.



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          (ii)     If to the Corporation, to:



          (iii)    With a copy to:


          If personally delivered, notices and other communications under this Agreement shall be deemed to have been given and received and shall be effective when personally delivered. If sent by mail in the form specified herein, notices and other communications under this Agreement shall be deemed to have been given and received and shall be effective two (2) business days after being deposited in the United States mail or upon actual receipt, whichever first occurs. If sent by a nationally-recognized, overnight courier service in the form specified in this Agreement, notices and other communications under this Agreement shall be deemed to have been given and received and shall be effective one (1) business day after deposited with such overnight courier or upon actual receipt, whichever first occurs. Either party to this Agreement may change the address to which notices and other communications under this Agreement are to be directed by giving written notice of such change to the other party in the manner provided in this Agreement.

          (f) Each party agrees to execute and deliver all documents and to perform all further acts as may be reasonably necessary to carry out the provisions of this Agreement. The parties hereto agree to use reasonable diligence and to exercise their best efforts to fulfill their respective obligations under the Agreement at all times that this Agreement is in effect. Each party shall be responsible for his or its respective attorneys' fees, costs and expenses incurred in connection with the preparation and consummation, as well as those incurred in connection with any dispute arising from this Agreement.

          (g) This Agreement shall be governed by, and construed in accordance with, the of the State of Utah. Any litigation arising from this Agreement shall be instituted in Salt Lake County, in the courts of the State of Utah or the United States District Court for the State of Utah, and the parties submit to the jurisdiction of each such court and waive and agree not to assert, by way of motion or otherwise, that any such litigation is brought in an inconvenient forum or otherwise is improper.

          (h) If any controversy or claim shall arise with regard to the performance or interpretation of any of the terms of this Agreement, the parties shall use their best efforts to settle any such dispute. If the dispute cannot be resolved by the parties, then, upon ten (10) days prior written notice from the Corporation to the Employee or the Employee to the






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     Corporation setting forth the issues in dispute and any additional issues to be resolved, the dispute shall be submitted to and administered by the American Arbitration Association's Center for Mediation in Salt Lake City, to be mediated by a member of the Judicial Panel. All costs incurred for the mediator shall be shared equally by the parties, excluding attorneys' fees of the Corporation or the Employee, as the case may be. The decision of the mediator shall be binding.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the



CORPORATION:
            ______________________________________________________________



         DATED this    day of
                   ____      ________________________________

EMPLOYEE:
            ______________________________________________________________


         DATED this    day of
                   ____      ________________________________



                                 =============


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                                  -----------

                                    EXHIBIT A

                                  -----------

                          (Annual Goal of Corporation)